Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
EXCHANGE ACT RULES 13a-14(a)/15d-14(a) AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Jonathon M. Singer, certify that:
1.    I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of Surgalign Holdings, Inc.; and
2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: September 24, 2021

/s/ Jonathon M. Singer
	Name:	Jonathon M. Singer
	Title:	Chief Financial and Operating Officer